I-ICE- SUM SUP-1 042913
Summary Prospectus Supplement dated April 29, 2013
The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, Y, R5, R6 and Investor Class shares of the Fund listed below:
Invesco International Core Equity Fund
The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Ingrid Baker	Portfolio Manager	1999
W. Lindsay Davidson	Portfolio Manager	1998
Anuja Singha	Portfolio Manager	2009
Stephen Thomas	Portfolio Manager	2010”
I-ICE- SUM SUP-1 042913